                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a director of Philip Services Corporation (the "Company"), hereby constitutes and appoints Anthony G. Fernandes and Kenneth J. Giacomino, and each of them severally, his true and lawful attorney-in-fact, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 2000 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the United States Securities and Exchange Commission and any stock exchange or similar authority, hereby granting to such attorneys-in-fact, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2001.

                                              /s/ Edmund B. Frost
                                     -----------------------------------------
                                                  Edmund B. Frost

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a director of Philip Services Corporation (the "Company"), hereby constitutes and appoints Anthony G. Fernandes and Kenneth J. Giacomino, and each of them severally, his true and lawful attorney-in-fact, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 2000 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the United States Securities and Exchange Commission and any stock exchange or similar authority, hereby granting to such attorneys-in-fact, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2001.

                                                 /s/ Harold First
                                     -----------------------------------------
                                                     Harold First

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a director of Philip Services Corporation (the "Company"), hereby constitutes and appoints Anthony G. Fernandes and Kenneth J. Giacomino, and each of them severally, his true and lawful attorney-in-fact, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 2000 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the United States Securities and Exchange Commission and any stock exchange or similar authority, hereby granting to such attorneys-in-fact, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2001.

                                               /s/ Robert L. Knauss
                                     -----------------------------------------
                                                   Robert L. Knauss

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a director of Philip Services Corporation (the "Company"), hereby constitutes and appoints Anthony G. Fernandes and Kenneth J. Giacomino, and each of them severally, his true and lawful attorney-in-fact, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 2000 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the United States Securities and Exchange Commission and any stock exchange or similar authority, hereby granting to such attorneys-in-fact, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2001.

                                             /s/ Richard L. Marcantonio
                                     -----------------------------------------
                                                 Richard L. Marcantonio

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a director of Philip Services Corporation (the "Company"), hereby constitutes and appoints Anthony G. Fernandes and Kenneth J. Giacomino, and each of them severally, his true and lawful attorney-in-fact, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 2000 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the United States Securities and Exchange Commission and any stock exchange or similar authority, hereby granting to such attorneys-in-fact, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2001.

                                                   /s/ Felix Pardo
                                     -----------------------------------------
                                                       Felix Pardo

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a director of Philip Services Corporation (the "Company"), hereby constitutes and appoints Anthony G. Fernandes and Kenneth J. Giacomino, and each of them severally, his true and lawful attorney-in-fact, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 2000 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the United States Securities and Exchange Commission and any stock exchange or similar authority, hereby granting to such attorneys-in-fact, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2001.

                                                 /s/ Peter Offermann
                                     -----------------------------------------
                                                     Peter Offermann

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a director of Philip Services Corporation (the "Company"), hereby constitutes and appoints Anthony G. Fernandes and Kenneth J. Giacomino, and each of them severally, his true and lawful attorney-in-fact, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 2000 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the United States Securities and Exchange Commission and any stock exchange or similar authority, hereby granting to such attorneys-in-fact, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2001.

                                               /s/ R. William Van Sant
                                     -----------------------------------------
                                                   R. William Van Sant

                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a director of Philip Services Corporation (the "Company"), hereby constitutes and appoints Anthony G. Fernandes and Kenneth J. Giacomino, and each of them severally, his true and lawful attorney-in-fact, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 2000 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the United States Securities and Exchange Commission and any stock exchange or similar authority, hereby granting to such attorneys-in-fact, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2001.

                                              /s/ Nathaniel D. Woodson
                                     -----------------------------------------
                                                  Nathaniel D. Woodson